UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2023

Sun Pacific Holding Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 Highway 9 South, Suite 388, Manaplan, New Jersey 07726

(Address of principal executive offices)

Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 8 – Securities and Trading Markets

Item 3.03 Material Modification to the Rights of Security Holders.

On February 12, 2022, a majority of the shareholders of Sun Pacific Holding Corp. (the “Company”) approved of providing the Board of Directors of the Company the option to, at its sole discretion, implement a reverse stock split at a range between 100:1 and 1000:1. The option to implement the reverse was for twelve (12) months from April 21, 2022, the date of the filing of a Definitive 14C with the SEC. As of January 24, 2023, the Board of Directors of the Company has determined to allow the period to lapse and to waive its option to implement a reverse stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)

Date:	January 24, 2023
		By:	/s/ Nicholas Campanella
		Name:	Nicholas Campanella
		Title:	Director